AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC


Financial Statements

January 31, 2003

                                Table of Contents

Fund Commentaries ........................................   1
Report of Independent Accountants ........................   5
Schedules of Investments .................................   6
Statements of Assets and Liabilities .....................  10
Statements of Operations .................................  11
Statements of Changes in Members' Capital ................  12
Statements of Cash Flows .................................  13
Financial Highlights .....................................  14
Notes to Financial Statements ............................  15
Managers and Officers of the Funds .......................  21

                Aetos Capital Multi-Strategy Arbitrage Fund, LLC

                                 Fund Commentary
                      For the period ended January 31, 2003
                                   (Unaudited)

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC (the "Fund") allocates its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund includes allocations to event arbitrage and fixed income arbitrage managers. Event arbitrage managers seek to identify mispricings in securities that will be resolved through an anticipated event. Events can include mergers, acquisitions, spinoffs, recapitalizations and bankruptcy (either entering into bankruptcy or emerging from it). Skills required include the ability to analyze the relative value of the securities involved and the probability of the event taking place in a timely manner. Fixed income arbitrage managers seek to identify discrepancies in the prices of securities that are very closely related and arbitrage that discrepancy.

The Fund returned 4.44%/1/ for the period from commencement of investment activities on September 1, 2002 through January 31, 2003. Event arbitrage managers contributed the most to the return, as many have exposure to credit sensitive investments and benefited from the recovery of credit markets in late 2002 and early 2003. Still, a dramatic fall in global merger volume, which declined from over $3 trillion in 2000 to just over $1 trillion in 2002, has posed challenges for many event arbitrage managers who no longer find the risk/reward ratio of merger arbitrage attractive. They have responded by shifting into special situations and some distressed investments. Fixed income arbitrage managers contributed steady performance over the same period, benefiting from volatility in bond markets that created distortions in values among related instruments and provided opportunities for arbitrage.


________________________
/1/Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

            Aetos Capital Distressed Investment Strategies Fund, LLC

                                 Fund Commentary
                      For the period ended January 31, 2003
                                   (Unaudited)

The Aetos Capital Distressed Investment Strategies Fund, LLC (the "Fund") allocates its assets among a select group of portfolio managers across a variety of distressed investment strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund allocates to investment managers that buy the securities (generally bonds and bank loans) of companies that are in bankruptcy or in danger of bankruptcy. These managers are able to buy these securities at a discount to their eventual value because traditional fixed income portfolio managers who bought the bonds or banks that made the loans may not want to or be able to own them once they are in default. The sellers may also not have the expertise and patience to go through a lengthy restructuring process. Distressed investing involves credit analysis, legal expertise and (often) negotiating ability, as the portfolio manager must estimate the value of the claims he is buying, the likely timing and resolution of the bankruptcy process and also may be called upon to reach agreements with other claimants in order to speed the process.

The Fund returned 5.38%/1/ for the period from commencement of investment activities on September 1, 2002 through January 31, 2003. After a very difficult summer for distressed investments, autumn saw healing in the credit markets and then a significant recovery from November 2002 through January 2003. We entered 2002 expecting a positive environment for distressed managers. Defaults of high yield bonds were approaching the record levels seen in the early 1990s, which made for a large, attractively priced supply in the face of relatively restrained demand. It was unclear whether economic recovery would provide an extra boost, but distressed managers appeared poised to make reasonable returns even without that support. In June and July, when the evidence of fraud at WorldCom and Adelphia emerged and the energy and utility industries were in the midst of a credit crisis, prices of high yield and distressed credits fell dramatically and trading virtually ceased. High yield spreads widened from 975 basis points to 1175 basis points between the end of May and the end of July. While the experience was painful for all concerned, it created an opportunity going forward. With record volumes of debt in distress or default, and default rates near historical highs, we believe that distressed debt continues to represent one of the best opportunities to earn attractive risk adjusted returns over the next few years.


________________________
/1/Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

                  Aetos Capital Long/Short Strategies Fund, LLC

                                 Fund Commentary
                      For the period ended January 31, 2003
                                   (Unaudited)

The Aetos Capital Long/Short Strategies Fund, LLC (the "Fund") allocates its assets among a select group of portfolio managers across a variety of long/short strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Fund is composed of managers that operate long-biased portfolios of stocks, usually based on bottom-up equity research. These portfolios generally vary from 20% to 40% net long.

The Fund returned -0.89%/1/ for the period from commencement of investment activities on September 1, 2002 through January 31, 2003. Given that our long/short managers generally retain a modest net long bias, the small negative return was not unexpected, considering the magnitude of losses experienced in the stock market (the S&P 500 lost -6.58% over the same period). Nevertheless, the results are disappointing in the context of an overall goal of preserving capital. Two things made the environment difficult for long/short managers. First, the rally in the stock market in October and November seemed to lift expensive stocks more than less expensive stocks. Stocks with high price/earnings ratios and high betas rose faster, some jumping 50-100% in price. Most of our managers were more likely to be short these stocks than long them, so they did not benefit from their long bias as much as expected. Second, to the extent these stocks were held short by managers, stop losses were triggered and positions were liquidated. In January 2003, the divergence in performance between the expensive and relatively cheaper sectors of the equity market lessened, but the volatility in the overall market continued. We believe that a less dramatic and volatile market going forward will tend to benefit our long/short managers, as it will allow time for events to prove that our managers' insights into their positions are correct.


____________________
/1/Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

                Aetos Capital Market Neutral Strategies Fund, LLC

                                 Fund Commentary
                      For the period ended January 31, 2003
                                   (Unaudited)

The Aetos Capital Market Neutral Strategies Fund, LLC (the "Fund") allocates its capital among a select group of portfolio managers across a variety of market neutral strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund contains managers that attempt to create long and short portfolios that are roughly equal in size and therefore immune to overall stock market movements. Often these strategies are quantitative in nature, using computer screens to pick long and short portfolios of stocks and balancing their risk exposures through optimization techniques.

The Fund returned 0.13%/1/ for the period from commencement of investment activities on September 1, 2002 through January 31, 2003. While our market neutral strategies were essentially flat over the course of the period, managers generally made positive returns during the months when the stock market was falling, and several managers lost money when the stock market was rising. This phenomenon resembles some of the issues faced by long/short managers in volatile markets, especially volatile up markets. Our managers were short a number of the stocks that went up the most in the rally during October and November 2002, and the discipline of managing a short portfolio requires managers to trim positions that go too far against them. We spend a great deal of time with our market neutral managers to understand the dynamics of their portfolios and continue to feel comfortable that they can generate good risk adjusted returns over the long term while providing diversification to our portfolios.


____________________
/1/Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Manager. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

                        Report of Independent Accountants

To the Board of Managers and Members of:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
Aetos Capital Distressed Investment Strategies Fund, LLC
Aetos Capital Long/Short Strategies Fund, LLC
Aetos Capital Market Neutral Strategies Fund, LLC

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in members' capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Aetos Capital Multi-Strategy Arbitrage Fund LLC, Aetos Capital Distressed Investment Strategies Fund LLC, Aetos Capital Long/Short Strategies Fund LLC and Aetos Capital Market Neutral Strategies Fund LLC (the "Funds") at January 31, 2003, and the results of each of their operations, the changes in each of their members' capital, each of their cash flows and the financial highlights for the period August 21, 2002 (commencement of operations) through January 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The financial statements include investments held by Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC, and Aetos Capital Market Neutral Strategies Fund, LLC, valued at $1,081,918 (99.06% of the Fund's net assets), $2,331,974 (99.01% of the Fund's net assets), $2,952,851 (82.89%) of the Fund's net assets) and $1,509,757 (98.94% of the Fund's net assets), respectively, at January 31, 2003. These are fair valuations that have been determined by the Investment Manager under the general supervision of the Board, as described in Note 2 to the financial statements, in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

PricewaterhouseCoopers LLP
New York, New York

March 27, 2003

                Aetos Capital Multi-Strategy Arbitrage Fund, LLC

                             Schedule of Investments

                                January 31, 2003

                                                                     % of Net
Fund Name                                 Cost        Value           Assets
-------------------------------------------------------------------------------

FFIP, L.P.                             $ 330,000      $  341,337       31.25%
Perry Partners, L.P.                     350,000         371,937       34.06
Satellite Fund II, L.P.                  350,000         368,644       33.75
                                    -------------------------------------------
   Total                               $1,030,000     $1,081,918       99.06%
                                    ===========================================


The aggregate cost of investments for tax purposes was $1,030,000. Net unrealized appreciation on investments for tax purposes was $51,918 consisting of $51,918 of gross unrealized appreciation.

The investments in portfolio funds shown above, representing 99.06% of Members' Capital, have been fair valued.


    The accompanying notes are an integral part of the financial statements.

            Aetos Capital Distressed Investment Strategies Fund, LLC

                             Schedule of Investments

                                January 31, 2003

                                                                       % of Net
Fund Name                                          Cost       Value     Assets
--------------------------------------------------------------------------------

King Street Capital, L.P.                      $  550,000  $  579,306    24.59%
Mariner Partners, L.P.                            550,000     582,685    24.74
Satellite Credit Opportunities Fund, Ltd.         550,000     596,557    25.33
Watershed Capital Partners, L.P.                  550,000     573,426    24.35
                                              ----------------------------------
  Total                                        $2,200,000  $2,331,974    99.01%
                                              ==================================


The aggregate cost of investments for tax purposes was $2,200,000. Net unrealized appreciation on investments for tax purposes was $131,974 consisting of $131,974 of gross unrealized appreciation.

The investments in portfolio funds shown above, representing 99.01% of Members' Capital, have been fair valued.

    The accompanying notes are an integral part of the financial statements.

                  Aetos Capital Long/Short Strategies Fund, LLC

                             Schedule of Investments

                                January 31, 2003

                                                                      % of Net
Fund Name                                        Cost        Value     Assets
-------------------------------------------------------------------------------

AG&J Power Opportunity Fund, L.P.             $ 570,000   $  585,713   16.44%
JL Partners, L.P.                               570,000      569,763   15.99
Maverick Levered Partners, L.P.                 570,000      550,170   15.45
Millgate Partners II, L.P.                      570,000      543,673   15.26
Standard Global Equity Partners SA, L.P.        700,000      703,532   19.75
                                           ------------------------------------
   Total                                      $2,980,000  $2,952,851   82.89%
                                           ====================================

The aggregate cost of investments for tax purposes was $2,980,000. Net unrealized depreciation on investments for tax purposes was $27,149 consisting of $19,244 of gross unrealized appreciation and $46,393 of gross unrealized depreciation.

The investments in portfolio funds shown above, representing 82.89% of Members' Capital, have been fair valued.

    The accompanying notes are an integral part of the financial statements.

                Aetos Capital Market Neutral Strategies Fund, LLC

                             Schedule of Investments

                                January 31, 2003

                                                                                % of Net
Fund Name                                             Cost          Value        Assets
----------------------------------------------------------------------------------------
AQR Absolute Return Institutional Fund, L.P.      $  500,000     $  502,249      32.92%
Minuet Fund, L.P.                                    250,000        249,706      16.36
Overture Fund, L.P.                                  250,000        248,179      16.26
Pentangle Partners, L.P.                             500,000        509,623      33.40
                                                ----------------------------------------
   Total                                          $1,500,000     $1,509,757      98.94%
                                                ========================================

The aggregate cost of investments for tax purposes was $1,500,000. Net unrealized appreciation on investments for tax purposes was $9,757 consisting of $11,872 of gross unrealized appreciation and $2,115 of gross unrealized depreciation.

The investments in portfolio funds shown above, representing 98.94% of Members' Capital, have been fair valued.

    The accompanying notes are an integral part of the financial statements.

                      Statements of Assets and Liabilities

                                January 31, 2003

                                                                 Aetos Capital                      Aetos Capital
                                               Aetos Capital      Distressed       Aetos Capital       Market
                                               Multi-Strategy     Investment        Long/Short         Neutral
                                                 Arbitrage        Strategies        Strategies       Strategies
                                                 Fund, LLC         Fund, LLC         Fund, LLC        Fund, LLC
                                            ------------------------------------------------------------------------
Assets

Investments in portfolio funds, at cost           $1,030,000        $2,200,000         $2,980,000       $1,500,000
                                            ------------------------------------------------------------------------
Investments in portfolio funds, at value          $1,081,918        $2,331,974         $2,952,851       $1,509,757
Cash                                                  39,366            58,519             68,355           47,843
Accrued income                                            13                29                 38               20
Due from investment manager                           14,252            16,531             17,448           14,672
Deferred offering costs                               39,861            39,861             39,861           39,861
Receivable for investment securities sold                  -                 -            579,568                -
                                            ------------------------------------------------------------------------
   Total assets                                    1,175,410         2,446,914          3,658,121        1,612,153
                                            ------------------------------------------------------------------------

Liabilities

Administration fee payable                             7,346            15,787             19,854           10,338
Board of Managers' fees payable                        4,667             4,667              4,667            4,667
Offering costs payable                                18,750            18,750             18,750           18,750
Other accrued expenses                                52,478            52,480             52,479           52,479
                                            ------------------------------------------------------------------------
   Total liabilities                                  83,241            91,684             95,750           86,234
                                            ------------------------------------------------------------------------

   Net Assets                                     $1,092,169        $2,355,230         $3,562,371       $1,525,919
                                            ========================================================================

Members' Capital

Net capital                                        1,040,251         2,223,256          3,589,520        1,516,162
Net unrealized appreciation (depreciation)
   on investments in portfolio funds                  51,918           131,974            (27,149)           9,757
                                            ------------------------------------------------------------------------
    Members' Capital                              $1,092,169        $2,355,230         $3,562,371       $1,525,919
                                            ========================================================================

The accompanying notes are an integral part of the financial statements.

                            Statements of Operations

          For the period from August 21, 2002* through January 31, 2003

                                                                  Aetos Capital                    Aetos Capital
                                                 Aetos Capital      Distressed     Aetos Capital      Market
                                                 Multi-Strategy     Investment      Long/Short        Neutral
                                                   Arbitrage        Strategies      Strategies       Strategies
                                                   Fund, LLC        Fund, LLC       Fund, LLC        Fund, LLC
                                                -------------------------------------------------------------------
Investment Income:
    Interest                                        $        51     $       144      $       188     $        96
                                                -------------------------------------------------------------------

Expenses:
    Management fee                                        3,326           7,136            9,428           4,727
    Administration fees                                  18,248          39,071           49,863          26,151
    Organizational costs                                 70,362          70,362           70,362          70,362
    Amortization of offering costs                       28,472          28,472           28,472          28,472
    Professional fees                                    56,061          55,410           55,436          55,413
    Printing fees                                         5,000           5,000            5,000           5,000
    Board of Managers' fees                               4,667           4,667            4,667           4,667
    Registration fees                                       979             979              979             979
    Custodian fees                                          254             294              315             269
    Other expenses                                        9,208           7,718            9,533           5,653
                                                -------------------------------------------------------------------
         Total expenses                                 196,577         219,109          234,055         201,693
         Fund expenses reimbursed                      (191,043)       (207,239)        (218,479)       (193,815)
                                                -------------------------------------------------------------------
Net Expenses                                              5,534          11,870           15,576           7,878
                                                -------------------------------------------------------------------
Net Investment Loss                                      (5,483)        (11,726)         (15,388)         (7,782)
                                                -------------------------------------------------------------------

Net Gain on Portfolio Funds Sold                              -               -            9,568               -
Net Change in Unrealized Appreciation
    (Depreciation) on Investments in Portfolio
    Funds                                                51,918         131,974          (27,149)          9,757
                                                -------------------------------------------------------------------

Net Increase (Decrease) in Members' Capital
    Derived from Investment Activities               $   46,435     $   120,248      $   (32,969)      $   1,975
                                                ===================================================================

* Commencement of operations.

The accompanying notes are an integral part of the financial statements.

                    Statements of Changes in Members' Capital

          For the period from August 21, 2002* through January 31, 2003

                                                        Aetos Capital   Aetos Capital                   Aetos Capital
                                                           Multi-        Distressed     Aetos Capital       Market
                                                         Strategy        Investment      Long/Short        Neutral
                                                         Arbitrage       Strategies      Strategies       Strategies
                                                         Fund, LLC        Fund, LLC       Fund, LLC        Fund, LLC
                                                       ----------------------------------------------------------------
From Investment Activities:
   Net investment loss**                               $      (5,483)       (11,726)         (15,388)        (7,782)
   Net gain on portfolio funds sold                                -              -            9,568              -
   Net change in unrealized appreciation
    (depreciation) on investments in portfolio funds          51,918        131,974          (27,149)         9,757
                                                       ----------------------------------------------------------------
      Net increase (decrease) in Members' Capital
         derived from investment activities                   46,435        120,248          (32,969)         1,975
                                                       ----------------------------------------------------------------

Members' Capital Transactions:
   Proceeds from sales of Interests                        1,045,734      2,234,982        3,595,340      1,523,944
                                                       ----------------------------------------------------------------
Net Increase in Members' Capital Derived from
    Capital Transactions                                   1,045,734      2,234,982        3,595,340      1,523,944
Members' Capital at Beginning of Period                            -              -                -              -
                                                       ----------------------------------------------------------------
Members' Capital at End of Period                      $   1,092,169   $  2,355,230     $  3,562,371    $ 1,525,919
                                                       ================================================================

*  Commencement of operations.
** Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

                            Statements of Cash Flows

          For the period from August 21, 2002* through January 31, 2003

                                                                           Aetos Capital                    Aetos Capital
                                                          Aetos Capital     Distressed      Aetos Capital       Market
                                                         Multi-Strategy     Investment       Long/Short        Neutral
                                                            Arbitrage       Strategies       Strategies       Strategies
                                                            Fund, LLC        Fund, LLC        Fund, LLC        Fund, LLC
                                                        --------------------------------------------------------------------
Cash Flows Used in Operating Activities
Purchases of investments                                $   (1,030,000)     $(2,200,000)     $(3,550,000)     $(1,500,000)
Net investment loss                                             (5,483)         (11,726)         (15,388)          (7,782)
Adjustments to reconcile net investment loss to net
    cash used in operating activities:
       Increase in accrued income                                  (13)             (29)             (38)             (20)
       Increase in due from investment manager                 (14,252)         (16,531)         (17,448)         (14,672)
       Amortization of offering costs                           28,472           28,472           28,472           28,472
       Deferred offering costs paid                            (49,583)         (49,583)         (49,583)         (49,583)
       Increase in administration fee payable                    7,346           15,787           19,854           10,338
       Increase in Board of Managers' fee payable                4,667            4,667            4,667            4,667
       Increase in other accrued expenses                       52,478           52,480           52,479           52,479
                                                        --------------------------------------------------------------------
Net cash used in operating activities                       (1,006,368)      (2,176,463)      (3,526,985)      (1,476,101)
                                                        --------------------------------------------------------------------

Cash Flows from Financing Activities

Capital contributions                                        1,045,734        2,234,982        3,595,340        1,523,944
                                                        --------------------------------------------------------------------

Net increase in cash and cash equivalents                       39,366           58,519           68,355           47,843
Cash and cash equivalents, beginning of period                       -                -                -                -
                                                        --------------------------------------------------------------------
Cash and cash equivalents, end of period                $       39,366   $       58,519    $      68,355    $      47,843
                                                        ====================================================================

   * Commencement of operations.

The accompanying notes are an integral part of the financial statements.

                              Financial Highlights

                 From August 21, 2002* through January 31, 2003

                                                              Aetos Capital                  Aetos Capital
                                              Aetos Capital    Distressed    Aetos Capital      Market
                                             Multi-Strategy    Investment      Long/Short       Neutral
                                               Arbitrage       Strategies      Strategies      Strategies
                                               Fund, LLC        Fund, LLC       Fund, LLC       Fund, LLC
                                           ----------------------------------------------------------------
Total Return (1)                                  4.44%             5.38%          (0.89)%          0.13%

Net assets, end of period (000's)               $1,092            $2,355          $3,562          $1,526

Ratios to average net assets:
   Expenses, before waivers and
      reimbursements (2)(3)(4)                   43.96%            22.93%          18.87%          31.67%
   Expenses, net of waivers and
      reimbursements (2)(3)(4)                    1.25%             1.25%           1.25%           1.25%
   Net investment loss, before waivers and
      reimbursements (3)                        (43.95)%          (22.92)%        (18.86)%        (31.65)%
   Net investment loss, net of waivers and
      reimbursements (3)                         (1.24)%           (1.24)%         (1.24) %        (1.23)%

Portfolio turnover rate (5)                       0.00%             0.00%          20.87%           0.00%

     *   Commencement of operations.
     (1) Total return is for the period indicated and has not been annualized.
     (2) Expense ratios of underlying funds are not included in the expense ratio.
     (3) Annualized.
     (4) The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
     (5) Not annualized.

    The accompanying notes are an integral part of the financial statements.

                          Notes to Financial Statements

                                January 31, 2003

1. Organization

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC, the Aetos Capital Distressed Investment Strategies Fund, LLC, the Aetos Capital Long/Short Strategies Fund, LLC and the Aetos Capital Market Neutral Strategies Fund, LLC (collectively the "Funds" and individually a "Fund") were formed in the state of Delaware as limited liability companies. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end, non-diversified, management investment companies. Each of the Funds is a fund-of-funds. The Funds seek capital appreciation by allocating their assets among a select group of private investment funds (commonly known as hedge funds) ("Portfolio Funds") that utilize a variety of alternative investment strategies specific for each Fund to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. Aetos Alternatives Management, LLC serves as the Investment Manager to the Funds.

The principal investment objective of each Fund is as follows:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies.

Aetos Capital Distressed Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of distressed investment strategies.

Aetos Capital Long/Short Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional assets classes, by allocating its assets among a select group of portfolio managers across a variety of long/short strategies.

Aetos Capital Market Neutral Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of market neutral strategies.

The Funds may offer, from time to time, to repurchase outstanding Interests pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Funds' Board of Managers (the "Board") in its sole discretion. The Funds may offer to repurchase Interests four times each year, as of the last business day of March, June, September and December.

2. Significant Accounting Policies

The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Funds:

A. Portfolio Valuation

The net asset value of the Funds is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Funds' Investment Manager under the general supervision of the Board. Such fair value generally represents a Fund's pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Funds. The Investment Manager considers information provided by the Portfolio Funds regarding the methods they use to value underlying investments in the Portfolio Funds in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

B. Fund Expenses

Each Fund bears its own expenses including, but not limited to: any taxes; organizational expenses; offering costs; investment-related expenses incurred by the Funds (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, placement fees, professional fees, custody and administrative fees). Most expenses of the Funds can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or on another reasonable basis.

C. Income Taxes

Each Fund intends to be treated as a partnership for Federal income tax purposes. Each Member is responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

D. Distribution Policy

Each Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics from a Portfolio Fund are not available, such distribution will be classified as investment income.

F.  Cash and Cash Equivalents

The Funds treat all highly liquid financial instruments that mature within three months as cash equivalents.

G. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

3. Investment Manager Fee, Related Party Transactions and Other

The Funds will pay the Investment Manager a monthly management fee (the "Management Fee") at the annual rate of 0.75% of the net asset value of each Fund as of the last day of the month (before any repurchases of Interests). The Investment Manager is responsible for providing day-to-day investment management services to the Funds, and for providing various administrative services to the Funds. The Investment Manager has contractually agreed to reimburse the Funds in order to limit the Funds' other expenses (defined as total operating expenses excluding the Management Fee) at 0.50% of each Fund's average monthly net assets, at least until September 1, 2003.

The Investment Manager is also paid a Program fee outside of the Funds for services rendered to investors. The Program fee is paid directly by the investors at an annual rate of up to 0.50% of an investor's assets in the Funds. The Investment Manager is also paid an annual performance based incentive fee outside of the Funds based on the return of an investor's account with the Investment Manager.

SEI Investments Global Funds Services (the "Administrator") provides certain administration, accounting and investor services for the Funds. In consideration for such services, each Fund will pay the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.12%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses.

SEI Private Trust Company acts as custodian (the "Custodian") for the Funds' assets. In consideration for such services, each Fund will pay the Custodian, a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

Each Member of the Board who is not an "interested person" of the Funds as defined by the 1940 Act receives an annual fee of $20,000. Any Manager who is an "interested person" does not receive any annual or other fee from the Funds. All Managers are reimbursed by the Funds for reasonable out-of-pocket expenses.

Net profits or net losses of the Funds for each fiscal period will be allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with Member's respective investment percentages for the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Funds during a fiscal period, before giving effect to any repurchases of interest in the Funds, and excluding the amount of any items to be allocated among the capital accounts of the Members of the Funds, other than in accordance with the Members' respective investment percentages.

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Funds invest trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Funds' risk of loss in these portfolio funds is limited to the value of these investments reported by the Funds.

5. Concentration of Risk

The Funds invest primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

Various risks are also associated with an investment in the Funds, including risks relating to the multi-manager structure of the Funds, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Initial Offering Costs and Organizational Expenses

The Funds have incurred initial offering costs totaling approximately $68,000 per Fund comprised principally of legal costs pertaining to the preparation of the Funds' offering documents. These costs are being amortized over a twelve month period, the effective period of the offering documents.

Costs incurred in connection with the organization of the Funds were expensed at the commencement of operations.

7.  Investment Transactions

For the period ended January 31, 2003, purchases and sales of investments were as follows:

      Fund                                                             Purchases             Sales
      ----------------------------------------------------------------------------------------------
      Aetos Capital Multi-Strategy Arbitrage Fund, LLC                $1,030,000    $            -
      Aetos Capital Distressed Investment Strategies Fund, LLC         2,200,000                 -
      Aetos Capital Long/Short Strategies Fund, LLC                    3,550,000           579,568
      Aetos Capital Market Neutral Strategies Fund, LLC                1,500,000                 -

                 Managers and Officers of the Funds (unaudited)

                                                                                                           Number of Funds in
                       Position(s)     Length of     Principal Occupation(s) During the Past 5              the Fund Complex
Name, Address(1),      Held with         Time        Years/Other Directorships(3) Held by Board               Overseen by
      Age                Funds         Served(2)                    Member                                     Manager(4)
-----------------------------------------------------------------------------------------------------------------------------

Independent
Managers:
-----------------------------------------------------------------------------------------------------------------------------
                                                    Senior Vice President, Mercantile Bankshares,
                                                    February 2003-Present; Partner and Manager of
                                                    Fixed Income, Brown Investment Advisory and
                                                    Trust Co., April 2000- December 2002; Miller
Ellen Harvey                            Since       Anderson & Sherrerd/Morgan Stanley Dean Witter
48                      Manager         2002        Investment Management, October 1984-January 2000.             4
-----------------------------------------------------------------------------------------------------------------------------
                                                    Managing Director and Chief Legal Officer,
Pierre de Saint Phalle                  Since       iFormation Group, November 2000-present; Partner,
54                      Manager         2002        Davis Polk & Wardwell, January 1983-October 2000.             4
-----------------------------------------------------------------------------------------------------------------------------
Interested Manager:
-----------------------------------------------------------------------------------------------------------------------------

                                                    Chief Executive Officer, Aetos Capital, LLC, March
                                                    1999-present; President, Morgan Stanley Dean
                      Manager and                   Witter Investment Management, 1996-January 1999;
James M. Allwin(5)    Chairman of       Since       Advisory Director, Morgan Stanley Dean Witter &
49                     the Board        2002        Co., January 1999-September 1999.                             4
-----------------------------------------------------------------------------------------------------------------------------
Officers:
-----------------------------------------------------------------------------------------------------------------------------
                                                    Managing Director, Aetos Capital, LLC, October
                                                    2001-present; Chief Investment Officer, Stanford
                        Chief                       Management Company, November 1998-September 2002;
Anne Casscells        Investment        Since       Managing Director of Investment Policy Research,
44                     Officer          2002        Stanford University, April 1996-October 1998.                 N/A
-----------------------------------------------------------------------------------------------------------------------------
                                                    Chief Operating Officer and Managing Director,
                                                    Aetos Capital, LLC, March 2000-present; Managing
                                                    Director, Morgan Stanley Dean Witter Investment
                                                    Management and President, Morgan Stanley
                                                    Institutional Funds, June 1998-March 2000;
Michael Klein                           Since       Principal, Morgan Stanley Dean Witter Investment
44                    President         2002        Management, August 1997-December 1999                         N/A
-----------------------------------------------------------------------------------------------------------------------------
                                                    Chief Financial Officer, Aetos Capital, LLC,
                                                    December 2001- Present; Principal, Morgan Stanley
Joseph Stadler                          Since       Dean Witter Investment Management, August
48                    Treasurer         2002        1997-December 2001.                                           N/A
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                  Number of Funds in
                          Position(s)     Length of    Principal Occupation(s) During the Past 5                   the Fund Complex
Name, Address(1)          Held with         Time       Years/Other Directorships(3) Held by Board                    Overseen by
    Age                     Funds         Served(2)                    Member                                         Manager(4)
-----------------------------------------------------------------------------------------------------------------------------------
Officers
(continued):
-----------------------------------------------------------------------------------------------------------------------------------
                                                    General Counsel and Managing Director, Aetos
                                                    Capital, LLC, March 2001-present; President, Morgan
                                                    Stanley Institutional Funds, March 2000-March 2001;
Harold Schaaff          Vice President     Since    Managing Director, Morgan Stanley Dean Witter
42                      and Secretary      2002     Investment Management, December 1999-March 2001.                      N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Associate, Aetos Capital, LLC, July 2002-present;
                                                    Legal Analyst, Atriax Limited, November 2001-May
                                                    2002; Assistant Manager-Legal Affairs, American
                                                    Express Bank, Ltd., July 2000-November 2001;
Toyanna Mayo               Assistant       Since    Investment Management Analyst, Morgan, Lewis & Bockius,
26                         Secretary       2002     LLP, August 1998-July 2000.                                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Investment Accounting Director-Alternative Investment
                                                    Fund Products, SEI Investments Global Funds Services,
June Wenger                Assistant       Since    June 2000-present; Investment Accounting Manager-
36                         Treasurer       2002     Alternative Fund Products, PFPC, Inc., 1996-June 2000.                N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Vice President, Aetos Capital, LLC, July 2002-present;
Linda Fitzgerald         Assistant Vice    Since    Principal, Barclays Global Investors, August 1990-July
37                         President       2002     2002.                                                                 N/A
-----------------------------------------------------------------------------------------------------------------------------------

   (1)   Each Manager can be contacted by writing to Aetos Capital, LLC 375
         Park Avenue, New York, NY  10152.
   (2) Each Manager holds office until the next meeting of shareholders at which Managers are elected following his or her election or appointment and until his successor has been elected and qualified.
   (3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
   (4) The "Fund Complex" consists of all registered investment companies for which Aetos Alternatives Management, LLC or any of its affiliates serves as investment adviser.
   (5) Mr. Allwin is considered to be an "interested person" of the Fund as defined in the 1940 Act because he is Chief Executive Officer of Aetos Capital, LLC.
   For more information regarding the Managers and Officers, please refer to the Statement of Additional Information.